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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 27, 2000


                                 LANDACORP, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                   -                   94-3346710
     ----------------------------    -----------           -------------
     (State or other jurisdiction    (Commission           (IRS Employer
           of incorporation)         File Number)        Identification No.)


            4151 ASHFORD DUNWOODY ROAD, SUITE 505, ATLANTA, GA 30319
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (404) 531-9956


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

        On October 27, 2000, Landacorp, Inc. (the "Company") completed its acquisition of assets and liabilities of the ProMedex business from PMX Holdings, Inc. ("ProMedex"), a leading provider of population and disease management programs and services. The Company acquired all the assets and liabilities of ProMedex for cash of $584,375 and 250,000 shares at a price per share of $2.0625.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

               (a) - (b) It is impracticable for the registrant to provide the required financial statements for the business acquired at the time of filing this report, but the registrant will file such required financial statements, if required pursuant to under this item and Rule 3-05(b) of Regulation S-X, by amendment to this report as soon as practicable, but not later than sixty days after this report was required to be filed initially.

               (c) Exhibit (c)(1), "Asset Purchase Agreement, dated as of October 27, 2000," is incorporated herein by reference.


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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LANDACORP, INC.



                                 /s/ STEPHEN P. KAY
                                 ---------------------------------------
                                 Stephen P. Kay, Chief Financial Officer

                                 Date:  November 13, 2000


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Exhibits:

(c) 1 Asset Purchase Agreement, dated October 27,2000


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